UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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GAMING AND LEISURE PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GAMING&LEISURE PROPERTIES, INC

c/o Continental Proxy Services – 8th Floor
17 Battery Place, New York NY 10004 –1123

**This Is Not A Ballot And Cannot Be Used To Vote Your Shares. This Notice Presents Only An Overview Of The More Complete Proxy Materials Available To You On The Internet.**

**You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.**

# Gaming and Leisure Properties, Inc.

825 Berkshire Blvd.
Suite 400
Wyomissing, PA 19610

**NOTICE OF ANNUAL MEETING OF SHAREHOLDERS**
to be held on
Thursday, June 19, 2014

*Shareholders are cordially invited to attend the Annual Meeting and vote in person. Please contact the Company for directions at (610) 401-2900.

Dear Shareholder,

The 2014 Annual Meeting of Shareholders of Gaming and Leisure Properties, Inc. (the "Company") is to be held at Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, on Thursday, June 19, 2014, at 10:00 a.m. Eastern Time.

Proposals to be considered at the Annual Meeting:

(1) To elect Joseph W. Marshall, III and E. Scott Urdang as Class I directors to hold office until the 2017 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

(2) To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year;

(3) To hold an advisory (non-binding) vote to approve the Company's executive compensation; and

(4) To hold an advisory (non-binding) vote on the frequency of future advisory votes to approve executive compensation.

**The Board of Directors recommends a vote "FOR" the election of the named nominees as directors, "FOR" Proposals 2 and 3 and for "EVERY THREE YEARS" on Proposal 4.**

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

***Vote Your Proxy on the Internet:***

**Go to http://www.cstproxyvote.com**
Have your notice available when you access the above website. Follow the prompts to vote your shares.

**COMPANY ID:**

**PROXY NUMBER:**

**ACCOUNT NUMBER:**

**The Proxy Materials are available for review at:**
http://www.cstproxy.com/glpropinc/2014

Gaming and Leisure Properties, Inc. 825 Berkshire Blvd. Suite 400 Wyomissing, PA 19610 Important Notice Regarding the Availability Of Proxy Materials For the ShareholderMeeting to Be Held On Thursday, June 19, 2014 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 9, 2014 to facilitate a timely delivery. The following Proxy Materials are available to you to review at: http://www.cstproxy.com/glpropinc/2014 - the Company’s Annual Report for the year ending December 31, 2013; - the Company’s 2014 Proxy Statement (including all attachments thereto); - the Proxy Card; and - any amendments to the foregoing materials that are required to be furnished to shareholders. ACCESSING YOUR PROXYMATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, proxy number and account number. REQUESTING A PAPER COPY OF THE PROXYMATERIALS By telephone please call 1-888-221-0690, or By logging on to http://www.cstproxy.com/glpropinc/2014 or By email at: proxy@continentalstock.com Please include the company name and your account number in the subject line.